UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2026
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Savers Value Village, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-41733 (Commission File Number)	83-4165683 (I.R.S. Employer Identification Number)
11400 S.E. 6th Street, Suite 125 Bellevue, WA 98004
(Address of Principal Executive Offices and zip code)
(425) 462-1515
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.000001 per share	SVV	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.
On August 6, 2026, Savers Value Village, Inc. (the “Company”) issued a press release announcing results for the thirteen weeks ended July 4, 2026.
A copy of the press release issued on August 6, 2026 is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such a filing.
Item 8.01 - Other Events.
On August 6, 2026, the Company issued a press release announcing the launch of ThriftIQ, a proprietary platform designed to help optimize the Company’s price value proposition. Developed in partnership with Kaizen Analytix, a data science and technology consulting firm, ThriftIQ modernizes this process by reducing manual inputs and bringing more consistency and precision to pricing decisions across the Company’s men’s and women’s apparel assortment.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release of Savers Value Village, Inc. dated August 6, 2026
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVERS VALUE VILLAGE, INC.

Date:	August 6, 2026	By:	/s/ Michael W. Maher
		Name:	Michael W. Maher
		Title:	Chief Financial Officer and Treasurer